UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) September 2, 2025

Rocket Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39432	84-4946470
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1050 Woodward Avenue Detroit, MI 48226
(Address of principal executive offices) (Zip Code)

(313) 373-7990
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	RKT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Tender Offers and Consent Solicitations

On September 2, 2025, Rocket Companies, Inc. (the “Company” or “Rocket”), issued a press release announcing that the Company has extended the expiration date for its previously announced tender offers and consent solicitations (collectively, the “Tender Offers and Consent Solicitations”) for the (i) $650.0 million aggregate principal amount of outstanding 5.125% Senior Notes due 2030 (the “2030 Notes”) and (ii) $600.0 million aggregate principal amount of outstanding 5.750% Senior Notes due 2031 (the “2031 Notes” and, together with the 2030 Notes, the “Tender Offer Notes”) of Nationstar Mortgage Holdings Inc.’s (“Nationstar”), a subsidiary of Mr. Cooper Group Inc. (“Mr. Cooper”).

The expiration date for the Tender Offers and Consent Solicitations is extended from 5:00 p.m., New York City time, on September 2, 2025, to 5:00 p.m., New York City time, on September 30, 2025, as may further be extended (the “Tender Offer Expiration Date”).

The Tender Offers and Consent Solicitations are being conducted in connection with the Company’s pending acquisition of Mr. Cooper (the “Mr. Cooper Acquisition”) and are being made pursuant to the terms and conditions set forth in the Offer to Purchase and Consent Solicitation Statement, dated August 4, 2025 (the “Offer to Purchase”). The Company anticipates extending the Tender Offer Expiration Date until such time that the Mr. Cooper Acquisition may be consummated substantially concurrently with the Settlement Date, as such term is defined in the Offer to Purchase.

A copy of the press release announcing the extension of the Tender Offer Expiration Date is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Exchange Offers and Consent Solicitations

The Company also issued a press release on September 2, 2025 announcing that the Company has extended the expiration date for its previously announced exchange offers and consent solicitations (collectively, the “Exchange Offers and Consent Solicitations”) for the (i) $750.0 million aggregate principal amount of outstanding 6.500% Senior Notes due 2029 (the “2029 Notes”) and (ii) $1.0 billion aggregate principal amount of outstanding 7.125% Senior Notes due 2032 (the “2032 Notes”, together with the 2029 Notes, the “Exchange Offer Notes” and, the Exchange Offer Notes and the Tender Offer Notes, collectively the “Notes”) of Nationstar for up to $1.75 billion aggregate principal amount of new senior notes issued by the Company (the “New Rocket Notes”).

The expiration date for the Exchange Offers and Consent Solicitations is extended from 5:00 p.m., New York City time, on September 2, 2025, to 5:00 p.m., New York City time, on September 30, 2025, as may further be extended (the “Exchange Offer Expiration Date”).

The Exchange Offers and Consent Solicitations are being conducted in connection with the Mr. Cooper Acquisition and are being made pursuant to the terms and conditions set forth in the Offering Memorandum and Consent Solicitation Statement, dated as of August 4, 2025, (the “Offering Memorandum”). The Company anticipates extending the Exchange Offer Expiration Date until such time that the Mr. Cooper Acquisition may be consummated substantially concurrently with the Settlement Date, as such term is defined in the Offering Memorandum.

A copy of the press release announcing the extension of the Exchange Offer Expiration Date is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 8.01.

The consummation of the Tender Offers and Consent Solicitations and the Exchange Offers and Consent Solicitations for the Notes of any series are subject to, and conditioned upon, the satisfaction or waiver of certain conditions described in the Offer to Purchase and the Offering Memorandum, including, among other things, the substantially concurrent consummation of the Mr. Cooper Acquisition on terms and conditions set forth in the Agreement and Plan of Merger, dated as of March 31, 2025 (as it may be amended from time to time, the “Merger Agreement”), by and among the Company, Maverick Merger Sub, Inc., Maverick Merger Sub 2, LLC, and Mr. Cooper.

This Current Report on Form 8-K does not constitute an offer to purchase nor a solicitation of an offer to sell any Notes under the Tender Offers and Consent Solicitations or the Exchange Offers and Consent Solicitations. The Tender Offers and Consent Solicitations and the Exchange Offers and Consent Solicitations are only being made pursuant to the Offer to Purchase and the Offering Memorandum. The Tender Offers and Consent Solicitations and the Exchange Offers and Consent Solicitations are not being made to holders of Notes in any state or jurisdiction in which the making or acceptance thereof would be unlawful under the securities laws of any such jurisdiction. The New Rocket Notes and related guarantees will not be registered under the Securities Act of 1933, as amended, or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or in a transaction not subject to the registration requirements of the Securities Act of 1933, as amended, or any state securities laws.

Capitalized terms in this Item 8.01 not defined herein have the meanings attributed to them in the Offer to Purchase or the Offering Memorandum, as applicable.

Forward Looking Statements

This communication contains statements herein regarding the proposed transaction between Rocket and Mr. Cooper. Future financial and operating results; benefits and synergies of the transaction; future opportunities for the combined company; the conversion of equity interests contemplated by the Merger Agreement; the issuance of common stock of Rocket contemplated by the Merger Agreement; the expected timing of the closing of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions and any other statements about future expectations that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements in this communication, other than statements of historical fact, are forward-looking statements that may be identified by the use of words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. Such forward-looking statements are based upon current beliefs, expectations and discussions related to the proposed transaction and are subject to significant risks and uncertainties that could cause actual results to differ materially from the results expressed in such statements.

Risks and uncertainties include, among other things, (i) the risk that the proposed transaction may not be completed in a timely basis or at all, which may adversely affect Rocket’s and Mr. Cooper’s businesses and the price of their respective securities; (ii) the potential failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction, including stockholder approval by Mr. Cooper’s stockholders, and the potential failure to satisfy the other conditions to the consummation of the proposed transaction; (iii) the effect of the announcement, pendency or completion of the proposed transaction on each of Rocket’s or Mr. Cooper’s ability to attract, motivate, retain and hire key personnel and maintain relationships with others with whom Rocket or Mr. Cooper does business, or on Rocket’s or Mr. Cooper’s operating results and business generally; (iv) that the proposed transaction may divert management’s attention from each of Rocket’s and Mr. Cooper’s ongoing business operations; (v) the risk of any legal proceedings related to the proposed transaction or otherwise, including the risk of stockholder litigation in connection with the proposed transaction, or the impact of the proposed transaction thereupon, including resulting expense or delay; (vi) that Rocket or Mr. Cooper may be adversely affected by other economic, business and/or competitive factors; (vii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances which would require payment of a termination fee; (viii) the risk that restrictions during the pendency of the proposed transaction may impact Rocket’s or Mr. Cooper’s ability to pursue certain business opportunities or strategic transactions; (ix) the anticipated tax treatment of the proposed transaction may not be obtained, risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction; (x) the risk that the anticipated benefits and synergies of the proposed transaction may not be fully realized or may take longer to realize than expected; (xi) the impact of legislative, regulatory, economic, competitive and technological changes; (xii) risks relating to the value of Rocket securities to be issued in the proposed transaction; (xiii) the risk that integration of the Rocket and Mr. Cooper businesses post-closing may not occur as anticipated or the combined company may not be able to achieve the anticipated synergies expected from the proposed transaction, and the costs associated with such integration; and (xiv) the effect of the announcement, pendency or completion of the proposed transaction on the market price of the common stock of each of Rocket and Mr. Cooper.

These risks, as well as other risks related to the proposed transaction, are more fully described in a registration statement on Form S-4/A (the “Registration Statement”) filed by Rocket with the Securities and Exchange Commission (the “SEC”) on July 25, 2025 in connection with the proposed transaction. While the list of factors presented here and the list of factors presented in the Registration Statement are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Additional factors that may affect future results are contained in each company’s filings with the SEC, including each company’s most recent Annual Report on Form 10-K and Form 10-K/A, as it may be updated from time to time by quarterly reports on Form 10-Q and current reports on Form 8-K, all of which are available at the SEC’s website http://www.sec.gov. The information set forth herein speaks only as of the date hereof, and any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof is hereby disclaimed.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description
99.1	Press release, dated September 2, 2025, announcing the extension of the expiration date for the Tender Offers and Consent Solicitations

99.2	Press release, dated September 2, 2025, announcing the extension of the expiration date for the Exchange Offers and Consent Solicitations

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 2, 2025

ROCKET COMPANIES, INC.

By:	/s/ Noah Edwards
Name:	Noah Edwards
Title:	Chief Accounting Officer